UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2016

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street

Suite 2000

Philadelphia, PA 19103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Named Executive Compensation

On March 11, 2016, in connection with its annual review of executive compensation, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Five Below, Inc. (the “Company”) approved the following compensation packages for the current fiscal year ending January 28, 2017 for the executive officers named below:

Named Executive Officer	Base Salary	Annual Long-Term Equity Incentive Award	Annual Incentive Compensation Target Bonus (% of Base Salary)
Joel D. Anderson, Chief Executive Officer and President	$750,000	$1,700,000	100%
Kenneth R. Bull, Chief Financial Officer and Treasurer	$450,000	$350,000	60%
Eric M. Specter, Chief Administrative Officer	$500,000	$350,000	60%
Michael F. Romanko, EVP of Merchandising	$450,000	$350,000	60%

On March 11, 2016, the executive officers received the annual long-term equity incentive awards described above, of which 75% was comprised of performance-based restricted stock units and 25% was comprised of stock options.

In addition, the Compensation Committee approved four achievement levels at which cash bonuses can be earned under the Company’s annual incentive compensation program, ranging from 50% to 150% of the executive officer’s target bonus percentage of base salary, which will be interpolated proportionately if attainment of a goal is between the applicable levels.

The nature of the performance metrics for both the performance-based restricted stock unit component of the annual long-term equity incentive program and the annual incentive compensation program are materially consistent with the previously disclosed metrics.

The Compensation Committee also approved a one-time long-term equity incentive award to Mr. Romanko with an aggregate grant date value of $150,000, comprised of 2,862 performance-based restricted stock units and 1,985 options. There were no changes to Thomas G. Vellios’ previously disclosed compensation levels.

Eric M. Specter Employment Letter Amendment

On March 11, 2016, the Company and Mr. Specter amended his employment letter, dated May 21, 2014, to change to Mr. Specter’s annual long-term equity incentive award to $350,000, subject to annual review for change by the Board or the Compensation Committee. The summary of the amendment to Mr. Specter’s employment letter is qualified in its entirety by the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d	)	Exhibits

10.1		Amendment, dated March 11, 2016, to Employment Letter, dated May 21, 2014, by and between Eric M. Specter and Five Below, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2016	By:	/s/ Kenneth R. Bull
Name: Kenneth R. Bull
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated March 11, 2016, to Employment Letter, dated May 21, 2014, by and between Eric M. Specter and Five Below, Inc.